EIGHTH AMENDMENT
                                       OF
                             DONALDSON COMPANY, INC.
                  EMPLOYEE STOCK OWNERSHIP PLAN TRUST AGREEMENT
                               (1987 RESTATEMENT)

         The "DONALDSON COMPANY, INC. EMPLOYEE STOCK OWNERSHIP PLAN TRUST AGREEMENT (1987 Restatement)" adopted by DONALDSON COMPANY, INC., a Delaware corporation, first effective August 1, 1983, thereafter amended and restated effective August 1, 1987 and thereafter amended on July 7, 1988 by a First Amendment effective as of August 1, 1987, on July 29, 1988 by a Second Amendment effective as of July 29, 1988, on November 22, 1988 by a Third Amendment effective as of August 1, 1987, on March 16, 1989 by a Fourth Amendment effective as of August 23, 1988, on June 3, 1989 by a Fifth Amendment effective as of June 23, 1989, on June 8, 1994 by a Sixth Amendment effective as of August 1, 1987, August 1, 1988, August 1, 1989 and August 1, 1990, on July 26, 1995 by
a Seventh Amendment effective as of August 1, 1987, August 1, 1989 and August 1, 1995 (which Plan, as so amended, is hereinafter referred to as the "Plan Statement"), is hereby further amended in the following respects:

1. ACCOUNT. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997,
SECTION 1.1.1 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

         1.1.1. ACCOUNTS -- the following Accounts will be maintained under this Plan for Participants:

         (a) TOTAL ACCOUNT -- a Participant's entire beneficial interest in the Plan consisting of the sum of all of the Participant's PAYSOP Account, ESOP Account and Employer Stock Contribution Account.

         (b) PAYSOP ACCOUNT -- the sum of all of the Participant's interest in his PAYSOP Share Account and his PAYSOP Cash Account.

         (c) PAYSOP SHARE ACCOUNT -- the separate Account maintained for a Participant to which is credited:

                  (i) the number of shares of Qualifying Employer Securities contributed to the Plan by the Employer and allocated to the Participant under the PAYSOP as of a date on or before December 31, 1986; and

                  (ii) the number of shares of Qualifying Employer Securities representing dividends received with respect to the Participant's PAYSOP Share Account which are received in the form of Qualifying Employer Securities; and

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                  (iii)    the number of shares of Qualifying Employer
                           Securities acquired by the Plan for the benefit of the Participant from the investment of all or a part of the Participant's PAYSOP Cash Account.

         (d) PAYSOP CASH ACCOUNT -- the separate Account maintained for a Participant to which is credited:

                  (i) all property (other than Qualifying Employer Securities) contributed to the Plan by the Employer and allocated to the Participant, pending its investment in Qualifying Employer Securities under the PAYSOP as of a date on or before December 31, 1986; and

                  (ii) all increases received with respect to the Participant's PAYSOP Share Account or PAYSOP Cash Account (excluding dividends received in the form of Qualifying Employer Securities) pending their investment in Qualifying Employer Securities.

         (e) EMPLOYER STOCK CONTRIBUTION ACCOUNT -- the Account maintained for each Participant to which is credited the number of shares of Qualifying Employer Securities contributed to the Plan by the Employer pursuant to Sections 3.2 and 3.3, or made pursuant to Section 3.4.2, together with any increase or decrease thereon. The Employer Stock Contribution Account shall also include a Participant's "ESOP Account" under the Plan Statement prior to August 1, 1997, if any, together with any increase or decrease thereon.

2. ACCOUNTS. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, THE "ESOP ACCOUNT" SHALL BE RENAMED THE "EMPLOYER STOCK CONTRIBUTION ACCOUNT" AND ALL REFERENCES IN THE PLAN STATEMENT TO "ESOP ACCOUNT" SHALL BE CHANGED TO "EMPLOYER STOCK CONTRIBUTION ACCOUNT."

3. HIGHLY COMPENSATED EMPLOYEE. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, SECTION 1.1 OF THE PLAN STATEMENT SHALL BE AMENDED BY RENUMBERING SECTIONS 1.1.13 THROUGH 1.1.27 OF THE PLAN STATEMENT (AND ALL CROSS REFERENCED THERETO) AS SECTIONS 1.1.14 THROUGH 1.1.28 OF THE PLAN STATEMENT AND BY ADDING THERETO A NEW SECTION 1.1.13 OF THE PLAN STATEMENT WHICH SHALL READ IN FULL AS FOLLOWS:

         1.1.13. HIGHLY COMPENSATED EMPLOYEE -- any employee who (a) is a five percent (5%) owner (as defined in Appendix B) at any time during the current Plan Year or the preceding Plan Year; or (b) receives compensation from the Employer during the preceding Plan Year in excess of Eighty Thousand Dollars ($80,000) (as adjusted under the Code for cost of living increases); provided, however, the Committee may elect to limit the number of Highly Compensated Employees to the top 20% of employees ranked on the basis of compensation in the preceding Plan Year, excluding those employees described in section 414(q)(5) of the Code. For this purpose,

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"compensation" means compensation within the meaning of section 415(c)(3) of the
Code, but including amounts contributed by the Employer pursuant to a salary reduction agreement which are excludable from the employee's gross income under sections 125, 402(e)(3), 402(h)(1)(B) or 403(b) of the Code. Compensation for any employee who performed services for only part of a year is not annualized for this purpose.

4. ANNUAL MAXIMUM. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, SECTION 1.1.22(g) (FORMERLY SECTION 1.1.21(g)) OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

         (g) ANNUAL MAXIMUM. A Participant's Recognized Compensation for a Plan Year shall not exceed the annual compensation limit under section 401(a)(17) of the Code, which is One Hundred Fifty Thousand Dollars ($150,000) (as adjusted under the Code for cost of living increases).

5. CLARIFICATION. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997,
SECTION 1.1.23(h) (FORMERLY SECTION 1.1.22(h)) OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

         (h) employment of a Highly Compensated Employee to the extent agreed to in writing by the employee.

6. CLARIFICATION IN RECOGNIZED EMPLOYMENT. THE FOLLOWING PARAGRAPH SHALL BE ADDED AT THE END OF THE DEFINITION OF RECOGNIZED EMPLOYMENT IN SECTION 1.1.23 (FORMERLY SECTION 1.1.22) OF THE PLAN STATEMENT TO CLARIFY THAT IT IS THE EMPLOYER'S INTENT THAT ONLY THOSE PERSONS WHO ARE CLASSIFIED BY THE COMMITTEE AS BEING EMPLOYED IN RECOGNIZED EMPLOYMENT SHALL BE ELIGIBLE TO PARTICIPATE IN THE
PLAN:

The Employer's classification of a person at the time of inclusion or exclusion in Recognized Employment shall be conclusive for the purpose of the foregoing rules. No reclassification of a person's status with the Employer, for any reason, without regard to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not the Employer agrees to such reclassification, shall result in the person being included in Recognized Employment, either retroactively or prospectively. Notwithstanding anything to the contrary in this provision, however, the Committee may declare that a reclassified person will be included in Recognized Employment, either retroactively or prospectively. Any uncertainty concerning a person's classification shall be resolved by excluding the person from Recognized Employment.

7. USERRA. EFFECTIVE DECEMBER 12, 1994, SECTION 3 OF THE PLAN STATEMENT SHALL BE AMENDED BY THE ADDING THERETO A NEW SECTION 3.7 WHICH SHALL READ IN FULL AS
FOLLOWS:

3.7. COMPLIANCE WITH UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994. Effective for veterans rehired on or after December 12, 1994, and notwithstanding any

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provision of the Plan Statement to the contrary, any contributions, benefits or service credits will be provided in accordance with ss.414(u) of the Code.

8. MATCHING CONTRIBUTIONS. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, SECTION 3 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

                                    SECTION 3

                      CONTRIBUTIONS AND ALLOCATION THEREOF

3.1. EMPLOYER CONTRIBUTIONS -- GENERAL RULES.

         3.1.1. SOURCE OF EMPLOYER CONTRIBUTIONS. All Employer contributions to this Plan shall be made without regard to current or accumulated profits.

         3.1.2. LIMITATION. The contribution of the Employer to the Plan for any year, when considered in light of its contribution for that year to any tax-qualified profit sharing plan and tax-qualified pension plan it maintains, shall, in no event, exceed the maximum amount deductible by it for federal income tax purposes as a contribution to a tax-qualified stock bonus plan (and, when applicable, to a leveraged employee stock ownership plan) under section 404 of the Internal Revenue Code. Each such contribution to this Plan is conditioned upon its deductibility for such purpose.

         3.1.3. FORM OF PAYMENT. The appropriate contribution of the Employer to this Plan, determined as herein provided, shall be paid to the Trustee and may be paid in cash, in Qualifying Employer Securities or in other assets of any character of a value equal to the amount of the contribution or in any combination of the foregoing ways.

3.2. FIXED MATCHING CONTRIBUTIONS.

         3.2.1. AMOUNT AND ELIGIBILITY. The Employer shall contribute to the Trustee for deposit in the Fund and for crediting to the eligible Participant's Employer Stock Contribution Account an amount which will equal one hundred percent (100%) of the first three percent (3%) of reduction in recognized compensation under the Donaldson Company, Inc. Retirement Savings Plan for the Plan Year which was agreed to by the eligible Participant pursuant to a retirement savings agreement. Such Employer fixed matching contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

         3.2.2. ALLOCATION. The Employer fixed matching contribution which is made with respect to an eligible Participant shall be allocated to that Participant's Employer Stock Contribution Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

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         3.2.3. ELIGIBLE PARTICIPANT. For purposes of this Section 3.2, a
Participant shall be an eligible Participant for a Plan year only if such Participant had a retirement savings agreement in effect for the Donaldson Company, Inc. Retirement Savings Plan at some time during such Plan year and the Participant's employment is not in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and a union representing that unit of employees, unless such collective bargaining agreement provides for the inclusion of those employees under this Section 3.2.

3.3. VARIABLE MATCHING CONTRIBUTIONS.

         3.3.1. AMOUNT. The Employer may (but shall not be required to) make variable matching contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such Employer variable matching contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

         3.3.2. ALLOCATION. The Employer variable matching contribution, if any, shall be allocated to the Employer Stock Contribution Account of each eligible Participant as defined in Section 3.3.3. The Employer variable matching contribution shall be allocated to the Employer Stock Contribution Account of each such eligible Participant in the ratio which the Recognized Compensation of each such eligible Participant for that Plan Year bears to the Recognized Compensation of all eligible Participants for that Plan Year. The amount so allocated to an eligible Participant shall be allocated to such Participant's Employer Stock Contribution Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

         3.3.3. ELIGIBLE PARTICIPANT. For purposes of this Section 3.3, a Participant shall be an eligible Participant for a Plan Year only if such Participant had a retirement savings agreement in effect for the Donaldson Company, Inc. Retirement Savings Plan during such Plan Year, if such Participant's retirement savings agreement resulted in a reduction in recognized compensation under the Donaldson Company, Inc. Retirement Savings Plan of at least one percent (1%) for the Plan Year, if such Participant meets the requirements of Section 3.5(b) of the Plan Statement, and the Participant's employment is not in a unit of employees whose terms and conditions of employment are subject to a collective bargaining agreement between the Employer and a union representing that unit of employees, unless such collective bargaining agreement provides for the inclusion of those employees under this
Section 3.3.

3.4. EMPLOYER DISCRETIONARY CONTRIBUTIONS.

         3.4.1. GENERAL. The Employer may (but shall not be required to) make discretionary contributions from year to year during the continuance of the Plan in such amounts as the Employer shall from time to time determine. Such discretionary contributions shall be delivered to the Trustee for deposit in the Fund not later than the time prescribed by federal law (including extensions) for filing the federal income tax return of the Employer for the taxable year in which the Plan Year ends.

           The Employer discretionary contribution for a Plan Year shall be allocated as follows.

         3.4.2. SECTION 401(m) CURATIVE ALLOCATION. If neither of the section 401(m) tests set forth in Section 3 has been satisfied and a distribution of "excess aggregate contributions" has not been made pursuant to Section 7, then any remaining portion of the Employer discretionary contribution for that Plan Year shall be allocated to meet one of such tests. Only those Participants who were not "eligible Highly Compensated Employees" (as defined in Section 3) for that Plan Year and who were entitled to receive an Employer fix matching contribution or an Employer variable matching contribution shall share in such allocation. This allocation shall be made to the Participant with the least amount of compensation (as defined in Section 3) and then, in ascending order of compensation (as defined in Section 3), to other Participants. The amount of the Employer discretionary contribution to be so allocated shall be that amount required to cause the Plan to satisfy either of the section 401(m) tests set forth in Section 3 for the Plan Year. The Employer discretionary contribution which is so allocated to a Participant shall be allocated to that Participant's Employer Stock Contribution Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

           3.4.3. DISCRETIONARY PRO RATA ALLOCATION. Any remaining portion of the Employer's discretionary contribution (or shares of Qualifying Employer Securities released from Unallocated Inventory under Section 1.1.11(v) hereof) for a Plan Year shall be allocated to the Employer Stock Contribution Accounts of eligible Participants under Section 3.5. The contribution shall be allocated to the Employer Stock Contribution Accounts of each such eligible Participant in the same ratio in which the Recognized Compensation of each such eligible Participant for that Plan Year bears to the Recognized Compensation of all such eligible Participants for that Plan Year. The amount so allocated to an eligible Participant shall be allocated to such Participant's Employer Stock Contribution Account for the Plan Year with respect to which it is made and, for the purposes of Section 4, shall be credited as soon as practicable after it is received by the Trustee.

3.5. ELIGIBLE PARTICIPANTS. For purposes of Section 3.4.3, a Participant shall be an eligible Participant for a Plan Year only if such Participant satisfies the following requirements in both (a) and (b) below:

         (a) are credited with at least one thousand (1,000) Hours of Service for such Plan Year, and

         (b) are, on the last day of such Plan Year, in Recognized Employment, including for this purpose any Participants who then are on vacation or who are absent from Recognized Employment on the last day of the Plan Year due to an absence which began after January 31 of such Plan Year on account of:

                  (i)      an authorized leave of absence,

                  (ii)     service with the armed forces of the United States,

                  (iii) a temporary layoff for lack of work or for the convenience of the Employer,

                  (iv)     a transfer to the employment of an Affiliate, or

                  (v) the Participant's termination of employment on the last regularly scheduled workday of the Plan Year.

No other Participants shall be eligible to share in the allocation of the Employer discretionary contribution pursuant to Section 3.4.3.

3.6. LEVERAGED ACQUISITIONS.

         3.6.1. AUTHORITY TO BORROW. The Trustee, acting pursuant to the instructions of the Committee, shall enter into an Exempt Guaranteed Loan and shall invest the proceeds of the Exempt Guaranteed Loan as provided in Section 1.1.11(i). All Qualifying Employer Securities acquired with the proceeds of an Exempt Guaranteed Loan and held to secure repayment of an Exempt Guaranteed Loan shall be credited to the Unallocated Inventory until such time as they are released from such encumbrance and allocated to the Accounts of Participants.

         3.6.2. APPLICATION OF CONTRIBUTION TO DEBT. If at the time of any Employer discretionary contribution, principal or interest is unpaid on an Exempt Guaranteed Loan and is then due, so much of the Employer contribution (which is made in any form other than Qualifying Employer Securities) as is required shall be applied to the payment of interest or principal on the Exempt Guaranteed Loan which is then due. The Qualifying Employer Securities that are released from encumbrance on account of a payment of principal shall be allocated as of the Annual Valuation Date of the Plan Year for which the Employer contribution was made to the Employer Stock Contribution Accounts of Participants entitled to share therein on the basis of the value at which they are released from encumbrance (and not their then fair market value) in the manner set forth in Section 3.4.3 hereof.

         If there is no Exempt Guaranteed Loan (or to the extent the amount of the Employer contribution required or designated to pay the interest and principal on the Exempt Guaranteed Loan is less than the total amount of the Employer discretionary contribution), then the Employer discretionary contribution (or the portion thereof not required or designated to pay such principal and interest) shall be allocated as of the Annual Valuation Date of the Plan Year for which the Employer contribution was made to the Accounts of Participants entitled to share therein in the manner set forth in Section 3.4.3 hereof.

         3.6.3. APPLICATION OF UNALLOCATED INVENTORY DIVIDENDS TO DEBT. If at the time dividends are received on Qualifying Employer Securities held in Unallocated Inventory, principal or interest is unpaid on an Exempt Guaranteed Loan and is then due, so much of the dividend as is required shall be applied to the payment of interest or principal on the Exempt Guaranteed Loan which is then due. The Qualifying Employer Securities that are released from encumbrance on account of a payment of principal shall be allocated as of the Annual Valuation Date of the Plan Year in which the dividend is received to the Accounts of Participants entitled to share therein as if such dividend were an Employer discretionary contribution in the manner set forth in Section 3.4.3 thereof.

         To the extent that the amount of the dividend required to pay the interest and principal on the Exempt Guaranteed Loan is less than the total amount of the dividend received, then the dividend (or the portion thereof not required or designated to pay such principal and interest) shall be allocated as of the Annual Valuation Date of the Plan Year in which the dividend is received to the Accounts of Participants entitled to share therein as if such dividend were an Employer discretionary contribution in the manner set forth in Section
3.4.3 hereof.

         3.6.4. PAYMENT OF DIVIDENDS AND PAYMENT OF PRINCIPAL WITH ALLOCATED PLAN ASSETS. The Trustee shall distribute dividends on Qualifying Employer Securities allocated to Employer Stock Contribution Accounts to Participants and Beneficiaries in cash not later than ninety (90) days after the close of the Plan Year in which the dividends are paid on such Qualifying Employer Securities. The Trustee shall use other assets of Employer Stock Contribution Accounts to pay principal (but not interest) on an Exempt Guaranteed Loan if, but only if, the value of shares released from encumbrance and allocated as a result of such payment exceeds the value of the shares which could be purchased on the market by the Trustee. Upon the payment of principal, the shares released from encumbrance shall be allocated to the Employer Stock Contribution Accounts. The Trustee shall not use dividends on Qualifying Employer Securities allocated to PAYSOP Share Accounts and other assets of PAYSOP Cash Accounts to pay principal or interest on an Exempt Guaranteed Loan.

         3.6.5. DISPOSITION OF SHARES. If shares of Qualifying Employer Securities which are acquired with the proceeds of an Exempt Guaranteed Loan are sold before being released from the Unallocated Inventory, the proceeds of the sale shall be applied to the payment of all principal and interest on such loan and any remaining sale proceeds shall be treated as a general investment gain of the Fund and allocated to the Accounts of Participants as provided in Section 4 hereof as soon as administratively feasible. The sale proceeds so allocated shall not be considered an addition to the Accounts of Participants for the purposes of Appendix A of this Plan Statement.

         3.6.6. ADVANCE CONTRIBUTIONS. Notwithstanding the foregoing, if the Employer shall make a contribution as of an Annual Valuation Date which is subsequent to the actual date of contribution and designate such contribution for allocation as of such subsequent Annual Valuation Date, then:

                  (i) such contribution (or the Qualifying Employer Securities released from Unallocated Inventory upon the payment of principal with such contribution) shall be segregated for investment purposes by the Trustee from other assets of the Fund until such subsequent Annual Valuation Date, and

                  (ii) the amount of such segregated contribution (adjusted for gains or losses) shall be allocated as of such Annual Valuation Date as if it were an Employer contribution made in fact on that Annual Valuation Date.

3.7. ADJUSTMENTS.

         3.7.1. MAKE-UP CONTRIBUTIONS FOR OMITTED PARTICIPANTS. If, after the Employer's contributions for a Plan Year have been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an employee who should have been considered a Participant) who should have been entitled to share in such contribution received no allocation or received an allocation which was less than he should have received, the Employer may, at its election, and in lieu of reallocating such contribution, make a special make-up contribution for the Account of such Participant in an amount adequate to provide the same addition to the Participant's Account for such Plan Year as the Participant should have received.

         3.7.2. MISTAKEN CONTRIBUTIONS. If, after the Employer's contributions for a Plan Year has been made and allocated, it should appear that, through oversight or a mistake of fact or law, a Participant (or an individual who was not a Participant) received an allocation which was more than the Participant should have received, the Employer may direct that the mistaken contribution, adjusted for its pro rata share of any net loss or net gain in the value of the Fund which accrued while such mistaken contribution was held therein, shall be withdrawn from the Account of such individual and retained in the Fund and used to reduce the amount of the next succeeding contribution of the Employer to the Fund due after the determination that such mistaken contribution had occurred.

3.8. SECTION 401(m) COMPLIANCE.

         3.8.1. SPECIAL DEFINITIONS. For purposes of this Section 3.8, the following special definitions shall apply:

         (a) ELIGIBLE EMPLOYEE means an individual who is entitled to receive an Employer matching contribution for any portion of the Plan Year (whether or not the individual does so).

         (b) ELIGIBLE HIGHLY COMPENSATED EMPLOYEE means an eligible employee who is a Highly Compensated Employee.

         (c) CONTRIBUTION PERCENTAGE means the ratio (calculated separately for each eligible employee) of:

                  (i) the total amount, for the Plan Year, of Employer contributions credited to the eligible employee's Employer Stock Contribution Account,

                  (ii) the eligible employee's compensation, as defined below for the portion of such Plan Year that the employee is an eligible employee for such Plan Year.

                  For this purpose, Employer contributions will be considered made in the Plan Year if they are allocated as of a date during such Plan Year and are delivered to the Trustee within twelve (12) months after the end of such Plan Year.

         (d) COMPENSATION means compensation for services performed for the Employer defined as "ss.415 compensation" in Appendix A to this Plan Statement. The Committee may elect to include as compensation any elective contributions made by the Employer on behalf of the eligible employee that are not includible in gross income under sections 125, 402(a)(3), 402(h), 403(b), 414(h)(2) and 457 of the Code. Notwithstanding the definition of "ss.415 compensation" in Appendix A to this Plan Statement, compensation shall always be determined on a cash (and not on an accrual) basis and compensation shall be determined on a Plan Year basis (which is not necessarily the same as the limitation year). An eligible employee's compensation for a Plan Year shall not exceed the limit on annual compensation under section 401(a)(17) of the Code which is One Hundred Fifty Thousand Dollars ($150,000) (as adjusted under the Code for cost of living increases).

         (e) AVERAGE CONTRIBUTION PERCENTAGE means, for a specified group of eligible employees for the Plan Year, the average of the contribution percentages for all eligible employees in such group.

         3.8.2. SPECIAL RULES. For purposes of this Section 3.8, the following special rules apply:

         (a) ROUNDING. The contribution percentage of each eligible employee and the average contribution percentage for each group of eligible employees shall be calculated to the nearest one-hundredth of one percent.

         (b) HIGHLY COMPENSATED EMPLOYEES. In the case of an eligible Highly Compensated Employee who participates in any other plan of the Employer and Affiliates (other than an employee stock ownership plan described in sections 409(a) and 4975(e)(7) of the Code) to which Employer matching contributions are made on behalf of the eligible Highly Compensated Employee, all such Employer matching contributions shall be aggregated for purposes of determining the eligible Highly Compensated Employee's contribution percentage; provided, however, that such Employer contributions made under an employee stock ownership plan shall not be aggregated.

         (c) PERMISSIVE AGGREGATION. To the extent permitted under the Code, the Committee may elect to aggregate the Plan with any other plan of the Employer and Affiliates for purposes of determining whether the tests set forth in this Section are satisfied for a Plan Year.

         3.8.3. THE 401(m) TESTS. Notwithstanding the foregoing provisions, at least one of the following two (2) tests is satisfied for that Plan Year:

         TEST 1: The average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the preceding Plan Year multiplied by one and twenty-five hundredths (1.25).

         TEST 2: The excess of the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year over the average contribution percentage of all other eligible employees for the preceding Plan Year is not more than two (2) percentage points, and the average contribution percentage for the group of eligible Highly Compensated Employees for the current Plan Year is not more than the average contribution percentage of all other eligible employees for the preceding Plan Year multiplied by two (2).

The Committee may, however, elect in accordance with further guidance issued by the Secretary of the Treasury to substitute the average contribution percentage of all other eligible employees for the current Plan Year for the average contribution percentage of all other eligible employees for the preceding Plan Year in Tests 1 and 2 above. Any election made by the Committee to use the average contribution percentage of all other eligible employees for the current Plan Year in Tests 1 and 2 above may only be changed in the manner prescribed by the Secretary of the Treasury.

         3.8.4. PREVENTATIVE ACTION PRIOR TO PLAN YEAR END. If the Committee determines that neither of the tests described in Section 3.8.3 will be satisfied (or may not be satisfied) for a Plan Year, then during such Plan Year, the Committee may from time to time establish (and modify) maximums for Employer matching contributions of eligible Highly Compensated Employees that are less than the contributions which would otherwise be permitted or provided. No Employer matching contributions shall be made in excess of such maximums after the date such maximums are effective. The Committee shall prescribe rules concerning such modifications, including the frequency of applying the tests described in
Section 3.8.3 and the commencement and termination dates for any modifications.

3.9. LIMITATION ON ALLOCATIONS. In no event shall amounts be allocated to the Account of any Participant if, or to the extent, such amounts would exceed the limitations set forth in the Appendix A of this Plan Statement.

3.10. EFFECT OF DISALLOWANCE OF DEDUCTION OR MISTAKE OF FACT. All Employer contributions to the Plan are conditioned on their qualification for deduction for federal income tax purposes under section 404 of the Internal Revenue Code. If any such deduction should be disallowed, in whole or in part, for any Employer contribution to the Plan for any year, or if any Employer contribution to the Plan is made by reason of a mistake of fact, then there shall be calculated the excess of the amount contributed over the amount that would have been contributed had there not occurred a mistake in determining the deduction or a mistake of fact. The Employer will direct the Trustee to return such excess, adjusted for its pro rata share of any net loss (but not any net gain) in the value of the Fund which accrued while such excess was held therein, to the Employer within one (1) year of the disallowance of the deduction or the mistaken payment of the contribution, as the case may be. If the return of such amount would cause the balance of any Account of any Participant to be reduced to less than the balance which would have been in such Account had the mistaken amount not been contributed, however, the amount to be returned to the Employer shall be limited so as to avoid such reduction.

3.11. COMPLIANCE WITH UNIFORMED SERVICES EMPLOYMENT AND REEMPLOYMENT RIGHTS ACT OF 1994. Effective for veterans rehired on or after December 12, 1994, and notwithstanding any provision of the Plan Statement to the contrary, any contributions, benefits or service credits will be provided in accordance with ss.414(u) of the Code.

9. DISTRIBUTIONS IN KIND. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, SECTION 7.3 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

7.3. DISTRIBUTION IN KIND. Unless the distributee requests a distribution in cash, the Trustee shall cause distribution of a Participant's PAYSOP Account, Employer Stock Contribution Account and Employer Stock Contribution Account to be made only in Qualifying Employer Securities and such cash as may be necessary to represent fractional shares allocated to such Accounts. To the extent such Accounts are not invested in shares of Qualifying Employer Securities, if distribution is to be made in shares of Qualifying Employer Securities the Trustee shall purchase such shares for the purpose of distribution and shall not use shares allocated to other Participants to make such distribution.

10. DIVERSIFICATION. EFFECTIVE FOR DIVERSIFICATION ELECTIONS MADE ON OR AFTER AUGUST 1, 1997, SECTION 7.9 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

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7.9. DIVERSIFICATION DISTRIBUTION.

         7.9.1. ELECTION. Each "qualified Participant" (as defined below) in the Plan may elect once, at any time during each calendar year in the "qualified election period" (as defined below), to direct the Plan to distribute to the Participant up to twenty-five percent (25%) of the Participant's Accounts in the Plan (to the extent such portion exceeds the amount to which a prior distribution election under this Section 7.9 applied). In the case of the election year in which the Participant has attained at least age sixty (60), the preceding sentence shall be applied by substituting fifty percent (50%) for twenty-five percent (25%).

         7.9.2. DEFINITIONS. When used in this Section 7.9, the following terms have the following meaning:

         (a) "qualified Participant" means any employee who has attained age fifty-five (55) years;

         (b) "qualified election period" means all calendar year periods beginning with the calendar year in which the Participant attains age fifty-five (55) years.

11. CORRECTIVE DISTRIBUTIONS. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, SECTION 7 OF THE PLAN STATEMENT SHALL BE AMENDED BY THE ADDING THERETO A NEW SECTION 7.10 WHICH SHALL READ IN FULL AS FOLLOWS:

7.10. EXCESS AGGREGATE CONTRIBUTIONS (SECTION 401(m) TEST).

         7.10.1. IN GENERAL. Notwithstanding any other provision of the Plan Statement, excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the following Plan Year to eligible Highly Compensated Employees as determined in this Section.

         7.10.2. EXCESS AGGREGATE CONTRIBUTIONS. For purposes of this Section, "excess aggregate contributions" shall mean, with respect to any Plan Year, the excess of:

         (a) The Employer matching contributions for the eligible Highly Compensated Employee who has the highest contribution percentage shall be reduced by the amount required to cause such eligible Highly Compensated Employee's contribution percentage to equal the next highest contribution percentage of an eligible Highly Compensated Employee.

         (b) If neither of the tests is satisfied after such reduction, the Employer matching contributions for eligible Highly Compensated Employees who then have the highest contribution percentage (including those reduced under (a) above) shall be reduced by the amount required to cause such eligible Highly

                  Compensated Employees' contribution percentage to equal the next highest contribution percentage of an eligible Highly Compensated Employee.

         (c) If neither of the tests is satisfied after such reductions, this method of reduction shall be repeated one or more additional times until one of the tests is satisfied.

         7.10.3. DISTRIBUTION OF EXCESS AGGREGATE CONTRIBUTIONS. Excess aggregate contributions, plus any income and minus any loss allocable thereto, shall be distributed from the Participant's Employer Stock Contribution Account. The amount of excess aggregate contributions to be distributed on behalf of each eligible Highly Compensated Employee for the Plan Year shall be equal to the amount of reduction determined as follows:

         (a) The Employer matching contributions of the eligible Highly Compensated Employee who has the highest dollar amount of such contributions shall be reduced by the amount required to cause such eligible Highly Compensated Employee's contributions to equal the next highest dollar amount received by eligible Highly Compensated Employees.

         (b)      If any excess aggregate contributions remain after performing
                  (a), then the eligible Highly Compensated Employees who have the next highest dollar amount of Employer matching contributions (including those reduced under (a) above) shall be reduced by the amount required to cause such eligible Highly Compensated Employees' contributions to equal the next highest dollar amount received by eligible Highly Compensated Employees.

         (c)      If any excess aggregate contributions remain after performing
                  (a) and (b), this method of reduction shall be repeated one or more additional times until no excess aggregate contributions remain.

Provided, however, if the total amount of reduction determined in (a) through
(c) would be greater than the amount of excess aggregate contributions, then the final reduction amount shall be decreased so that the total amount of reductions equals the amount of excess aggregate contributions.

         7.10.4. DETERMINATION OF INCOME OR LOSS. The excess aggregate contributions to be distributed to any eligible Highly Compensated Employee shall be adjusted for income or loss. Unless the Committee and the Trustee agree otherwise in writing, the income or loss allocable to excess aggregate contributions to be distributed shall be determined by multiplying the income or loss allocable to the eligible Highly Compensated Employee's Employer matching contributions for the Plan Year by a fraction, the numerator of which is the excess aggregate contributions to be distributed to the eligible Highly Compensated Employee for the Plan Year and the denominator of which is the sum of the eligible Highly Compensated Employees's account balances attributable to

Employer matching contributions on the last day of the Plan Year, without regard to any income or loss occurring during such Plan Year.

12. AMENDMENT. EFFECTIVE SEPTEMBER 19, 1997, SECTION 9.1 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

9.1. AMENDMENT. The Employer hereby reserves the power to amend this Plan Statement and either prospectively or retroactively or both:

         (a)      in any respect by resolution of the Board of Directors; and

         (b) in any respect that does not materially increase the cost of the Plan by action of the Committee (with the written concurrence of the Chief Executive Officer of the Principal Sponsor);

provided however, that no amendment shall be effective to reduce or divest the Account of any Participant unless the same shall have been adopted with the Total consent of the Secretary of Labor pursuant to the provisions of the Employee Retirement Income Security Act of 1974, or in order to comply with the provisions of the Internal Revenue Code and the regulations and rulings thereunder affecting the tax-qualified status of the Plan and the deductibility of Employer contributions thereto.

13. VOTING RIGHTS. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, THE REFERENCE TO "PAYSOP ACCOUNT AND EMPLOYER STOCK CONTRIBUTION ACCOUNT" IN SECTION 10.1.1 OF THE PLAN STATEMENT SHALL BE CHANGED TO "PAYSOP ACCOUNT, EMPLOYER STOCK CONTRIBUTION ACCOUNT AND EMPLOYER STOCK CONTRIBUTION ACCOUNT."

14. TENDER OFFERS. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, SECTION 10.5 OF THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS
FOLLOWS:

10.5. TENDER OFFER FOR QUALIFYING EMPLOYER SECURITIES.

         10.5.1. PASS-THROUGH. Each Participant and Beneficiary shall have the right to tender Qualifying Employer Securities held in such Participant's or Beneficiary's Total Account as set forth in this Section 10.5.

         10.5.2. PROCEDURES. Upon receipt of a tender or exchange offer filed with the Securities and Exchange Commission, the Committee shall timely forward or cause to be forwarded to each Participant and Beneficiary as of the Valuation Date immediately prior to such receipt, no later than five business days after such receipt, a copy of the offer accompanied by the procedures by which a Participant or Beneficiary may elect to tender any amount up to the total amount of shares held for such Participant or Beneficiary in such Total Account as of the Valuation Date immediately prior to such receipt, which may contemplate that any such election may be made at a later time. Not later than ten business days prior to the date of expiration of the offer (the "Expiration Date"), the

Committee shall timely furnish or cause to be furnished to each Participant and Beneficiary a form providing binding instructions to the Trustee to tender such number of shares and an envelope addressed to the Trustee to return such instructions. All such instructions must be received by the Trustee no later than five business days prior to the Expiration Date (unless a shorter time period is acceptable to the Trustee). Any Participant or Beneficiary may revoke such instructions by a writing addressed to the Trustee and timely received by the Trustee prior to the Expiration Date. The Trustee shall timely tender that number of shares for which it has received instructions that have not been revoked and the Trustee shall have no discretion in such matter.

         10.5.3. CONFIDENTIALITY. By virtue of the procedures set forth in this
Section 10.5, the Employer has determined that Participants and Beneficiaries have the right to determine confidentially whether Qualifying Employer Securities will be tendered in a tender or exchange offer within the meaning of
Section 203 of the Delaware General Corporation Law. The instructions received by the Trustee from Participants and Beneficiaries shall be held by the Trustee in confidence and shall not be divulged to any person including the officers or employees of the Employer or any Affiliate.

         10.5.4. PRORATION. If less than all shares tendered by the Trustee are accepted, the shares sold for each Participant or Beneficiary shall be in the same ratio to the number of shares in the Total Account as the total number of shares accepted bears to the total number of shares tendered.

         10.5.5. FUTURE INVESTMENTS. The proceeds from the sale of Qualifying Employer Securities pursuant to this Section 10.5 shall be immediately transferred to the PAYSOP Cash Account and Employer Stock Contribution Account of a Participant or Beneficiary and (notwithstanding Section 4.2) shall be invested in accordance with uniform rules of the Committee and shall not be invested in Qualifying Employer Securities. All future contributions of the Employer to the Participant's Employer Stock Contribution Account shall be credited to his ESOP Cash Account and (notwithstanding Section 4.2) invested in accordance with uniform rules of the Committee and shall not be invested in Qualifying Employer Securities.

         10.5.6. UNALLOCATED INVENTORY. The Trustee shall tender the same proportion of Qualifying Employer Securities held in the Unallocated Inventory as the number of shares tendered pursuant to Section 10.5.2 bears to the total number of shares held in the Total Accounts of Participants and Beneficiaries.

         10.5.7. NONRESPONSE. Shares of Qualifying Employer Securities allocated to Participants' PAYSOP Share Accounts and Employee Stock Contribution Accounts, for which no instructions are received by the Trustee, will not be tendered or exchanged.

         10.5.8. SPECIAL DEFINITION OF FIDUCIARY. For purposes of this Section 10.5, each Participant and Beneficiary of a deceased Participant is designated as a "named fiduciary" within the meaning of section 403(a)(1) of the Employee Retirement Income Security Act of 1974.

15. LIMITATION YEAR. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, SECTION 1.9 OF APPENDIX A TO THE PLAN STATEMENT SHALL BE AMENDED TO READ IN FULL AS FOLLOWS:

         1.9. LIMITATION YEAR. Limitation year means calendar year.

16. APPENDIX D. EFFECTIVE FOR PLAN YEARS BEGINNING ON OR AFTER AUGUST 1, 1997, APPENDIX D TO THE PLAN STATEMENT SHALL BE DELETED IN ITS ENTIRETY WITHOUT REPLACEMENT.

17. SAVINGS CLAUSE. SAVE AND EXCEPT AS HEREINABOVE EXPRESSLY AMENDED, THE PLAN STATEMENT SHALL CONTINUE IN FULL FORCE AND EFFECT.